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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 13, 1999
                Date of Report (Date of earliest event reported)

                                  ANALOGY, INC.
             (Exact name of registrant as specified in its charter)


              OREGON                       0-27752                93-0892014
   (State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)




                              9205 SW GEMINI DRIVE
                             BEAVERTON, OREGON 97008
              (Address of principal executive offices and zip code)

                                  503-626-9700
               (Registrant's telephone number including area code)

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ITEM 5.    OTHER EVENTS

On May 13, 1999, Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter and fiscal year ended March 31, 1999. The press release is included herein as
Exhibit 99.1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                    99.1   Press Release


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ANALOGY, INC.



Dated: May 14, 1999                            By: /s/ GARY P. ARNOLD
                                                   --------------------------
                                               Gary P. Arnold
                                               Chairman of the Board, President
                                               and Chief Executive Officer





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